SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

LANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-554-1421

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1	Press Release dated April 22, 2004, with respect to the Company’s financial results for the first quarter ended March 27, 2004.

The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition.

On April 22, 2004, Lance, Inc. (the “Company”) issued a press release with respect to the Company’s financial results for the first quarter ended March 27, 2004. The press release being furnished herewith as Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition.” The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

The press release is furnished as Exhibit 99.1 to this Form 8-K.

(a) Exhibits.

99.1	Press Release dated April 22, 2004, with respect to the Company’s financial results for the first quarter ended March 27, 2004.

The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
(Registrant)

Date: April 22, 2004	By:	/s/ B. Clyde Preslar

B. Clyde Preslar
Vice President, Chief Financial Officer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: April 22, 2004	Commission File No: 0-398

Lance, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated April 22, 2004, with respect to the Company’s financial results for the first quarter ended March 27, 2004.